UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2009 (July 14, 2009)

JAG Media Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6865 SW 18th Street, Suite B13
Boca Raton, Florida 33433
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 300-7410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

INDEX TO EXHIBITS

EX-99.1:	ARTICLES OF AMENDMENT OF CARDIOGENICS EXCHANGECO INC. EFFECTIVE JULY 14, 2009 AND ARTICLES OF INCORPORATION OF CARDIOGENICS EXCHANGECO INC. EFFECTIVE MAY 22, 2009
EX-99.2:	PRESS RELEASE DATED JULY 16, 2009

Item 8.01 Other Events

On July 14, 2009 CardioGenics ExchangeCo Inc. (“ExchangeCo”), an Ontario, Canada subsidiary of JAG Media Holdings Inc. (“JAG Media”), filed an amendment to its articles of incorporation (the “Articles of Amendment”) that, among other matters, created a class of exchangeable shares (the “Exchangeable Shares”) that are convertible into JAG Media common shares in accordance with the rights, privileges, restrictions and conditions for such shares set forth in the Articles of Amendment (the “Exchangeable Share Provisions”).

The Articles of Amendment was filed pursuant to the terms of that certain Voting and Exchange Trust Agreement dated July 6, 2009, entered into among JAG Media, ExchangeCo and WeirFoulds LLP, as trustee (the “Trust Agreement”), which requires that the Exchangeable Shares be created with the specified Exchangeable Share Provisions on or prior to the closing of the acquisition of CardioGenics Inc. (“CardioGenics”) by ExchangeCo. A more detailed summary of the Exchangeable Share Provisions is set forth in the Current Report on Form 8-K filed by JAG Media on July 6, 2009 in connection with the Trust Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the shares of JAG Media, ExchangeCo and/or CardioGenics in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under applicable securities laws, or absent the availability of an exemption from such registration or qualification requirements.

The foregoing description of the Articles of Amendment of ExchangeCo does not purport to be complete and is qualified in its entirety by reference to the full text of such articles filed as Exhibit 99.1 hereto, along with the Articles of Incorporation of ExchangeCo originally filed on May 22, 2009, which are incorporated herein by reference. A press release regarding the status of the acquisition of CardioGenics by ExchangeCo is also filed as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

Index to Exhibits

99.1	Articles of Amendment of CardioGenics ExchangeCo Inc. effective July 14, 2009 and Articles of Incorporation of CardioGenics Inc. effective May 22, 2009

99.2	Press Release dated July 16, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAG MEDIA HOLDINGS, INC.

By:	/s/ Thomas J. Mazzarisi
	Name:	Thomas J. Mazzarisi
	Title:	Chairman of the Board, Chief Executive Officer & General Counsel

Dated: July 20, 2009